Exhibit 10.1
















                               KANEB SERVICES LLC

                               2001 INCENTIVE PLAN

                               KANEB SERVICES LLC
                               2001 INCENTIVE PLAN

                                TABLE OF CONTENTS

                                                                                                            Section
ARTICLE I - PURPOSES AND TERM

                  Purposes......................................................................................1.1
                  Term of Plan..................................................................................1.2

ARTICLE II - DEFINITIONS

                  Affiliate.....................................................................................2.1
                  Award.........................................................................................2.2
                  Board.........................................................................................2.3
                  Code..........................................................................................2.4
                  Committee.....................................................................................2.5
                  Common Share..................................................................................2.6
                  Company.......................................................................................2.7
                  Employee Benefits Agreement...................................................................2.8
                  Fair Market Value.............................................................................2.9
                  Holder.......................................................................................2.10
                  KSI Deferred Compensation Plans..............................................................2.11
                  Option.......................................................................................2.12
                  Optionee.....................................................................................2.13
                  Option Agreement.............................................................................2.14
                  Plan.........................................................................................2.15
                  Restricted Common Share Award................................................................2.16
                  Restricted Common Shares.....................................................................2.17
                  Restricted Common Share Agreement............................................................2.18
                  Shareholder..................................................................................2.19
                  Termination of Employment....................................................................2.20
                  Mature Shares................................................................................2.21
                  Net Shares...................................................................................2.22

ARTICLE III - ELIGIBILITY

ARTICLE IV - DEDICATED COMMON SHARES

ARTICLE V - GENERAL PROVISIONS RELATING TO AWARDS

                  Authority to Grant Awards.....................................................................5.1
                  Dedicated Common Shares.......................................................................5.2
                  Non-Transferability...........................................................................5.3
                  Requirements of Law...........................................................................5.4
                  Changes in the Company's Capital Structure....................................................5.5


ARTICLE VI - OPTIONS

                  Exercise Price................................................................................6.1
                  Duration of Options...........................................................................6.2
                  Amount Exercisable............................................................................6.3
                  Exercise of Options...........................................................................6.4
                  No Rights as Shareholder......................................................................6.5

ARTICLE VII - RESTRICTED COMMON SHARE AWARDS

                  Restricted Common Share Awards................................................................7.1
                  Holder's Rights as a Shareholder..............................................................7.2
                  Election Under Section 83(b) of the Code......................................................7.3

ARTICLE VIII - ADMINISTRATION

ARTICLE IX - AMENDMENT OR TERMINATION OF PLANS

ARTICLE X - ISSUANCE OF COMMON SHARES TO PARTICIPANTS AND FORMER
               PARTICIPANTS IN THE KSI DEFERRED COMPENSATION PLANS

ARTICLE XI - MISCELLANEOUS

                  No Establishment of a Trust Fund.............................................................11.1
                  No Employment Obligation.....................................................................11.2
                  Forfeiture ..................................................................................11.3
                  Tax Withholding..............................................................................11.4
                  Written Agreement............................................................................11.5
                  Gender.......................................................................................11.6
                  Headings.....................................................................................11.7
                  Other Compensation Plans.....................................................................11.8
                  Other Awards.................................................................................11.9
                  Governing Law...............................................................................11.10


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                                   ARTICLE I

                                PURPOSES AND TERM

1.1 Purposes. The Plan is intended to advance the best interests of the Company and its shareholders by providing those persons who have substantial responsibility for the management and growth of the Company and its Affiliates with additional incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in their employment or affiliation with the Company or any of its Affiliates. The Plan is also intended to facilitate the Company's compliance with certain provisions of the Employee Benefits Agreement.

1.2 Term of Plan. The Plan is effective on June 1, 2001. The Plan shall remain in effect until it is terminated pursuant to Article VII.

                                   ARTICLE II

                                   DEFINITIONS

The words and phrases defined in this Article shall have the meaning set out in these definitions throughout the Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower or different meaning.

2.1 "Affiliate" means an entity that is treated as a single employer together with the Company for certain employee benefit purposes pursuant to section 414(c) of the Code.

2.2 "Award" means any Option or Restricted Common Share Award granted under the Plan.

2.3  "Board" means the Board of Directors of the Company.

2.4  "Code" means the Internal Revenue Code of 1986, as amended.

2.5  "Committee" means the Compensation Committee of the Board.

2.6 "Common Share" means an undivided fractional member interest in the Company having the powers, preferences, rights and duties set forth in Section 4.2 of the Limited Liability Company Agreement of Kaneb Services LLC. Common Shares, when issued, may be represented by a certificate or by book or electronic entry.

2.7  "Company" means Kaneb Services LLC, a Delaware limited liability company.

2.8 "Employee Benefits Agreement" means the Employee Benefits Agreement by and between Kaneb Services, Inc., a Delaware corporation and the Company.

2.9 "Fair Market Value" of a Common Share as of any date means that date (or, if there was no sale on such date, on the next preceding date on which there was such a sale) (a) the closing sales price of a Common Share on the principal securities exchange on which Common Shares are listed; or (b) if Common Shares are not listed on a securities exchange, an amount determined by the Committee in its sole discretion.

2.10 "Holder" means a person who has been granted an Award or any person who is entitled to receive Common Shares under an Award.

2.11 "KSI Deferred Compensation Plans" means the Kaneb Services, Inc. Deferred Stock Unit Plan, the Kaneb Services, Inc., Non-Employee Directors Deferred Stock Unit Plan and the Kaneb Services, Inc. 1996 Supplemental Deferred Compensation Plan.

2.12 "Option" means an option granted under the Plan to purchase Common Shares.

2.13 "Optionee" means a person to whom an Option is granted.

2.14 "Option Agreement" means the written agreement which sets out the terms of an Option.

2.15 "Plan" means the Kaneb Services LLC 2001 Incentive Plan, as set forth in this document and as it may be amended from time to time.

2.16 "Restricted Common Share Award" means an Award of Restricted Common Shares.

2.17 "Restricted Common Shares" means Common Shares awarded or purchased under the Plan pursuant to a Restricted Common Share Agreement.

2.18 "Restricted Common Share Agreement" means the written agreement which sets out the terms of a Restricted Common Share Award.

2.19 "Shareholder" means a shareholder of the Company as defined in the Limited Liability Company Agreement of Kaneb Services LLC.

2.20 "Termination of Employment" means the termination of the Optionee's status as a common law employee of the Company and all of its Affiliates.

2.21 "Mature Shares" means Common Shares that the Holder has held for more than six months.

2.22 "Net Shares" means the Common Shares to be issued upon exercise of an Option reduced by the number of unencumbered, transferable Mature Shares that would be required to be tendered to the Company to satisfy the exercise price of the Option.


                                   ARTICLE III

                                   ELIGIBILITY

The individuals who shall be eligible to receive Awards shall be those persons who have substantial responsibility for the management and growth of the Company and its Affiliates as the Committee shall determine from time to time. Further, Options shall be granted and Common Shares shall be issued to persons in accordance with the terms of the Employee Benefits Agreement.



                                   ARTICLE IV

                             DEDICATED COMMON SHARES

The aggregate number of Common Shares that may be issued pursuant to Awards under the Plan and to current and former participants in the KSI Deferred Compensation Plans pursuant to Article 11 of the Employee Benefits Agreement is 2,000,000. The number of Common Shares stated in this Article IV shall be subject to adjustment in accordance with the provisions of Section 5.3. If any outstanding Award expires for any reason or any Award is surrendered, the Common Shares allocable to the unexercised or nonvested portion of that Award may again be subject to an Award under the Plan.

                                   ARTICLE V

                      GENERAL PROVISIONS RELATING TO AWARDS

5.1 Authority to Grant Awards. The Committee may grant Awards to those persons as it shall from time to time determine, under the terms and conditions of the Plan. Subject only to any applicable limitations set out in the Plan, the number of Common Shares to be covered by any Award to be granted to any person shall be as determined by the Committee.

5.2 Non-Transferability. Except as specified in the applicable Option Agreement or Restricted Common Share Agreement or in a domestic relations court order, an Award shall not be transferable by the Holder other than by will or under the laws of descent and distribution, and shall be exercisable, during the Holder's lifetime, only by him. In the discretion of the Committee, any attempt to transfer an Award other than under the terms of the Plan and the applicable Option Agreement or Restricted Common Share Agreement may terminate the Award.

5.3 Requirements of Law. The Company shall not be required to sell or issue any Common Shares under any Award if issuing the Common Shares would constitute or result in a violation by the Holder or the Company of any provision of any law, statute or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Award, the Company shall not be required to issue any Common Shares unless the Committee has received evidence satisfactory to it to the effect that the Holder will not transfer the Common Shares except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The determination by the Committee on this matter shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any Common Shares covered by the Plan pursuant to applicable securities laws of any country or any political subdivision. In the event the Common Shares issuable on exercise of an Option or any other Award are not registered, the Company may imprint on the certificate evidencing the Common Shares any legend that counsel for the Company considers necessary or advisable to comply with applicable law; or should the Common Shares be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the Common Shares as counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or vesting under an Award, or the issuance of Common Shares pursuant thereto, to comply with any law or regulation of any governmental authority.

5.4  Changes in the Company's Capital Structure.

     (a) The existence of outstanding Awards shall not affect in any way the right or power of the Company or the Shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference member interests ahead of or affecting the Common Shares or its rights, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its assets or business or any other act or proceeding, whether of a similar character or otherwise.

     (b) If the Company shall effect a subdivision or consolidation of Common Shares or other capital readjustment, or other increase or reduction of the number of Common Shares outstanding, without receiving compensation for it in money, services or property, then (1) the number, class or series and per share price of Common Shares subject to outstanding Options under the Plan shall be appropriately adjusted in such a manner as to entitle an Optionee to receive upon exercise of an Option, for the same aggregate cash consideration, the equivalent total number of Common Shares he would have received had he exercised his Option in full immediately prior to the event requiring the adjustment, and (2) the number of Common Shares then reserved to be issued under the Plan shall be adjusted by substituting for the total number of Common Shares then reserved, that number of Common Shares that would have been received by the owner of an equal number of outstanding Common Shares as the result of the event requiring the adjustment.

     (c) If while unexercised Options remain outstanding under the Plan (1) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as an entity that is wholly-owned by an entity other than an entity that was wholly-owned by the Company immediately prior to such merger, consolidation or other reorganization), (2) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity (other than an entity wholly-owned by the Company), (3) the Company is to be dissolved, (4) the Company is no longer the general partner of Kaneb Pipe Line Partners, L.P. or (5) the Company is a party to any other similar transaction that is not described in clauses (1), (2), (3) or (4) of this sentence (each such event is referred to herein as a "Company Change"), then, except as otherwise provided in an Option Agreement or as a result of the Board's effectuation of one or more of the alternatives described below, there shall be no acceleration of the time at which any Option then outstanding may be exercised, and no later than ten days after the approval by the Shareholders of such Company Change, the Board, acting in its sole and absolute discretion without the consent or approval of any Optionee, shall act to effect one or more of the following alternatives, which may vary among individual Optionees and which may vary among Options held by any individual Optionee:

          (1) accelerate the time at which some or all of the Options then outstanding may be exercised so that such Options may be exercised in full for a limited period of time on or before a specified date (before or after such Company Change) fixed by the Board, after which specified date all such Options that remain unexercised and all rights of Optionees thereunder shall terminate;

          (2) require the mandatory surrender to the Company by all or selected Optionees of some or all of the then outstanding Options held by such Optionees (irrespective of whether such Options are then exercisable under the provisions of the Plan or the Option Agreements evidencing such Options) as of a date, before or after such Company Change, specified by the Board, in which event the Board shall thereupon cancel such Options and the Company shall pay to each such Optionee an amount of cash per share equal to the excess, if any, of the per share price offered to Shareholders in connection with such Company Change over the exercise prices under such Options for such shares;

          (3) with respect to all or selected Optionees, have some or all of their then outstanding Options (whether vested or unvested) assumed or have a new Option substituted for some or all of their then outstanding Options (whether vested or unvested) by an entity which is a party to the transaction resulting in such Company Change and which is then employing him, or a parent or subsidiary of such entity, provided that (A) such assumption or substitution is on a basis where the excess of the aggregate fair market value of the shares subject to the Option immediately after the assumption or substitution over the aggregate exercise price of such shares is equal to the excess of the aggregate fair market value of all Common Shares subject to the Option immediately before such assumption or substitution over the aggregate exercise price of such Common Shares, and (B) the assumed rights under such existing Option or the substituted rights under such new Option as the case may be will have the same terms and conditions as the rights under the existing Option assumed or substituted for, as the case may be;

          (4) provide that the number of Common Shares covered by an Option (whether vested or unvested) theretofore granted shall be adjusted so that such Option when exercised shall thereafter cover the number of securities or property (including, without limitation, cash) to which the Optionee would have been entitled pursuant to the terms of the agreement or plan relating to such Company Change if, immediately prior to such Company Change, the Optionee had been the holder of record of the number of Common Shares then covered by such Option; or

          (5) make such adjustments to Options then outstanding as the Board deems appropriate to reflect such Company Change (provided, however, that the Board may determine in its sole and absolute discretion that no such adjustment is necessary).

          In effecting one or more of alternatives (3), (4) or (5) above, and except as otherwise may be provided in an Option Agreement, the Board, in its sole and absolute discretion and without the consent or approval of any Optionee, may accelerate the time at which some or all Options then outstanding may be exercised.

     (d) In the event of changes in the outstanding Common Shares by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Option and not otherwise provided for by this Section 5.3, any outstanding Options and any agreements evidencing such Options shall be subject to adjustment by the Board in its sole and absolute discretion as to the number and price of Common Shares subject to such Options. In the event of any such change in the outstanding Common Shares, the aggregate number of Common Shares available under the Plan may be appropriately adjusted by the Board, whose determination shall be conclusive.

     (e) After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each Holder shall be entitled to have his Restricted Common Shares appropriately adjusted based on the manner in which the Common Shares were adjusted under the terms of the agreement of merger or consolidation.

     (f) The issue by the Company of securities of any class or series for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion of securities or obligations of the Company convertible into shares or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class or series, or price of Common Shares then subject to outstanding Options or Restricted Common Share Awards.

                                   ARTICLE VI

                                     OPTIONS

6.1 Exercise Price. The price at which Common Shares may be purchased under an Option shall be specified in the Optionee's Option Agreement.

6.2 Duration of Options. An Option shall not be exercisable after the earlier of (a) the term of the Option specified in the Option Agreement (which shall not exceed ten years from the date the Option is granted), or (b) the period of time specified herein or in the Optionee's Option Agreement that follows the Optionee's Termination of Employment. Unless an Optionee's Option Agreement specifies otherwise, the Optionee's Option shall not
     continue  to  vest  after  the  date  of  the  Optionee's   Termination  of
     Employment.

     (a) General Term of Option. Unless the Option Agreement specifies a shorter term, an Option shall expire on the tenth anniversary of the date the Option is granted.

     (b) Early Termination of Option Due to Termination of Employment (Other Than for Death). Except as may be otherwise expressly provided in an Option Agreement, an Option shall terminate on the earlier of (1) the date of the expiration of the general term of the Option or (2) the date that is 90 days after the date of the Optionee's Termination of Employment for any reason other than the death of the Optionee, during which period the Optionee shall be entitled to exercise the Option in respect of the number of Common Shares that the Optionee would have been entitled to purchase had the Optionee exercised the Option on the date of such Termination of Employment. Whether a leave of absence, or absence on military or government service shall constitute a Termination of the Employment shall be determined by the Committee at the time thereof.

     (c) Early Termination of Option Due to Death. Unless his Option Agreement specifies otherwise, in the event an Optionee incurs a Termination of the Employment due to death, the Optionee's Option shall terminate on the earlier of (1) the date of expiration of the general term of the Option or (2) the date that is 180 days after the date of the Optionee's Termination of Employment due to death.

     After the death of an Optionee, his executors, administrators or any person or persons to whom the Optionee's Option may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to the termination of the Option to exercise the Option, in respect to the number of Common Shares that the Optionee would have been entitled to exercise if the Optionee exercised the Option immediately prior to his death.

6.3 Amount Exercisable. Each Option may be exercised at the time, in the manner and subject to the conditions the Committee specifies in the Option Agreement in its sole discretion.

6.4 Exercise of Options. Each Option shall be exercised by the delivery of written notice to the Company setting forth the number of Common Shares with respect to which the Option is to be exercised, together with: (a) cash, a certified check, a bank draft or a postal or express money order payable to the order of the Company for an amount equal to the exercise price under the Option, (b) Mature Shares with a Fair Market Value on the date of exercise equal to the exercise price under the option, (c) an election to make a cashless exercise through a registered broker-dealer or
     (d) except as specified below, any other form of payment which is acceptable to the Committee, and specifying the address to which the certificates for the Common Shares are to be mailed or the information necessary for the Company to effect an electronic transfer of the Common Shares. If Mature Shares are used for payment by the Holder, the aggregate Fair Market Value of the Common Shares tendered must be equal to or less than the aggregate exercise price of the Common Shares being purchased upon exercise of the Option, and any difference must be paid pursuant to (a) above. As promptly as practicable after receipt of written notification and payment, the Company shall deliver the number of Common Shares with respect to which the Option has been exercised, issued as designated by the Holder. Delivery of the Common Shares shall be deemed effected for all purposes when the transfer agent of the Company shall have deposited the certificates in the United States mail, to the address specified by the Holder, or when the shares have been transferred electronically as designated by the Holder. In lieu of tendering the Mature Shares to the Company for the exercise price pursuant to (b) above, the Company may, in its sole discretion, accept documentation provided by the Holder that the Holder owns the Mature Shares necessary for exercise and would be able to deliver them to the Company if requested by the Company, in which case the Company will deliver only the Net Shares. The Company shall have sole discretion in determining that the shares are Mature Shares and that they are unencumbered, transferable, and acceptable by the Company for this purpose.

     The delivery of certificates upon the exercise of Options is subject to the condition that the person exercising the Option provide the Company with the information the Company might reasonably request pertaining to exercise, sale or other disposition.

     Electronic transfer of Common Shares may be effected by the Company it is sole discretion, in lieu of issuance of physical share certificate(s).

     The Company may permit a Holder to elect to pay the exercise price upon the exercise of an Option by authorizing a third-party broker to sell all or a portion of the Common Shares acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the exercise price and any applicable tax withholding resulting from such exercise.

     An Option may not be exercised for a fraction of a Common Share.

6.5 No Rights as Shareholder. No Holder shall have any rights as a Shareholder with respect to Common Shares covered by his Option until the Common Shares are delivered to him.

                                  ARTICLE VII

                         RESTRICTED COMMON SHARE AWARDS

7.1 Restricted Common Share Awards. The Committee may make Awards of Restricted Common Shares to eligible persons selected by it. The amount of, the vesting and the transferability restrictions applicable to, any Restricted Common Share Award shall be determined by the Committee in its sole discretion. If the Committee imposes vesting or transferability restrictions on a Holder's rights with respect to shares of Restricted Common Shares, the Committee may issue such instructions to the Company's transfer agent in connection therewith as it deems appropriate. The Committee may also cause the certificate for shares issued pursuant to a Restricted Common Share Award to be imprinted with any legend which counsel for the Company considers advisable with respect to the restrictions or, should the Common Shares be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the common Shares as counsel for the Company considers necessary or advisable to comply with applicable law. Each Restricted Common Share Award shall be evidenced by a Restricted Common Share Award Agreement that contains any vesting, transferability restrictions and other provisions that are not inconsistent with the Plan as the Committee may specify.

7.2 Holder's Rights as Shareholder. Subject to the terms and conditions of the Plan, each Holder of Restricted Common Shares shall have all the rights of a shareholder with respect to the Common Shares included in the Common Shares Award during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares, if unrestricted shares of the same class have the right to vote. Distributions paid with respect to shares of Restricted Common Shares in cash or property other than Common Shares or rights to acquire Common Shares shall be paid to the Holder currently. Distributions paid in Common Shares or rights to acquire Common Shares shall be added to and become a part of the Restricted Common Shares.

7.3 Election Under Section 83(b) of the Code. No Holder shall exercise the election permitted under section 83(b) of the Code with respect to any Restricted Common Share Award without the written approval of the Chief Financial Officer of the Company. Any Holder who makes an election under section 83(b) of the Code with respect to any Restricted Common Share Award without the written approval of the Chief Financial Officer of the Company may, in the discretion of the Committee, forfeit any or all Awards granted to him under the Plan.

                                  ARTICLE VIII
                                 ADMINISTRATION

The Plan shall be administered by the Committee. All questions of interpretation and application of the Plan and Options shall be subject to the determination of the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held. In carrying out its authority under the Plan, the Committee shall have full and final authority and discretion, including but not limited to the following rights, powers and authorities, to:

     (a) determine the persons to whom and the time or times at which Awards will be granted;

     (b)  determine the number of Common Shares covered by each Award;

     (c) determine the terms, provisions and conditions of each Award, which need not be identical;

     (d)  accelerate the time at which any outstanding Option may be exercised;

     (e) prescribe, amend and rescind rules and regulations relating to administration of the Plan; and

     (f) make all other determinations and take all other actions deemed necessary, appropriate or advisable for the proper administration of the Plan.

The actions of the Committee in exercising all of the rights, powers, and authorities set out in this Article and all other Articles of the Plan, when performed in good faith and in its sole judgment, shall be final, conclusive and binding on all parties.

                                   ARTICLE IX

                        AMENDMENT OR TERMINATION OF PLAN

The Board or the Committee may amend, terminate or suspend the Plan at any time, in its sole and absolute discretion.

                                   ARTICLE X

        ISSUANCE OF COMMON SHARES TO PARTICIPANTS AND FORMER PARTICIPANTS
                     IN THE KSI DEFERRED COMPENSATION PLANS

The Company shall issue Common Shares reserved for issuance under Article IV to current and former participants in the KSI Deferred Compensation Plans in accordance with the terms of Article II of the Employee Benefits Agreement in order to satisfy the Company's obligations thereunder.

                                   ARTICLE XI

                                  MISCELLANEOUS

11.1 No Establishment of a Trust Fund. No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Holder under the Plan. All Holders shall at all times rely solely upon the general credit of the Company for the payment of any benefit which becomes payable under the Plan.

11.2 No Employment Obligation. The granting of any Award shall not constitute an employment contract, express or implied, nor impose upon the Company or any Affiliate any obligation to employ or continue to employ, or utilize the services of, any Holder. The right of the Company or any Affiliate to terminate the employment of any person shall not be diminished or affected by reason of the fact that an Award has been granted to him.

11.3 Forfeiture. Notwithstanding any other provisions of the Plan, if the Committee finds by a majority vote after full consideration of the facts that the Holder, before or after termination of his employment relationship with the Company or an Affiliate for any reason committed or engaged in willful misconduct, gross negligence, a breach of fiduciary duty, fraud, embezzlement, theft, a felony, a crime involving moral turpitude or proven dishonesty in the course of his employment as a common law employee of the Company or an Affiliate, which conduct damaged the Company or Affiliate, the Holder shall forfeit all outstanding Awards if the Company has not yet delivered the Common Shares to the Holder with respect thereto. The decision of the Committee as to the cause of the Holder's discharge, the damage done to the Company or an Affiliate shall be final. No decision of the Committee, however, shall affect the finality of the discharge of the Holder by the Company or an Affiliate in any manner.

11.4 Tax Withholding. The Company or any Affiliate shall be entitled to deduct from other compensation payable to each Holder any sums required by federal, state or local tax law to be withheld with respect to the grant or exercise of an Option, or lapse of restrictions on Restricted Common Shares. In the alternative, the Company may require the Holder of an Award to pay such sums for taxes directly to the Company or any Affiliate in cash or by check within ten days after the date of exercise or lapse of restrictions. In the discretion of the Company, and with the consent of the Holder, the Company may reduce the number of Common Shares issued to the Holder upon his exercise of an Option to satisfy the tax withholding obligations of the Company or an Affiliate; provided that the Fair Market Value of the Common Shares held back shall not exceed the Company's or the Affiliate's minimum statutory withholding tax obligations. The Company may, in its discretion, permit a Holder to satisfy any tax withholding obligations arising upon the vesting of Restricted Common Shares by delivering to the Holder of the Restricted Common Share Award a reduced number of shares of Common Shares in the manner specified herein. If permitted by the Company and acceptable to the Holder, at the time of vesting of Restricted Common Shares, the Company shall (a) calculate the amount of the Company's or an Affiliate's minimum statutory tax withholding obligation on the assumption that all such vested Restricted Common Shares are made available for delivery, (b) reduce the number of such Common Shares made available for delivery so that the Fair Market Value of the Common Shares withheld on the vesting date approximates the amount of tax the Company or an Affiliate is obliged to withhold and (c) in lieu of the withheld Common Shares, remit cash to the United States Treasury and other applicable governmental authorities, on behalf of the Holder, in the amount of the withholding tax due. The Company shall withhold only whole Common Shares to satisfy its withholding obligation. Where the Fair Market Value of the withheld Common Shares does not equal the Company's withholding tax obligation, the Company shall withhold Common Shares with a Fair Market Value slightly less than the amount of its withholding obligation and the Holder of the Restricted Common Share Award must satisfy the remaining withholding obligation in some other manner permitted under this Section
     11.4. The withheld Common Shares not made available for delivery by the Company shall be retained as treasury Common Shares or will be cancelled and, in either case, the Holder's right, title and interest in such Restricted Common Shares shall terminate. The Company shall have no obligation upon exercise of any Option or lapse of restrictions on Restricted Common Shares until the Company or an Affiliate has received payment sufficient to cover all tax withholding amounts due with respect to that exercise. Neither the Company nor any Affiliate shall be obligated to advise a Holder of the existence of the tax or the amount which it will be required to withhold.

11.5 Written Agreement. Each Award shall be embodied in a written agreement which shall be subject to the terms and conditions of the Plan and shall be signed by the Holder and by a member of the Committee or an executive officer of the Company on behalf of the Company. The agreement may contain any other provisions that the Committee in its discretion shall deem advisable which are not inconsistent with the terms of the Plan.

11.6 Gender. If the context requires, words of one gender when used in the Plan shall include the other and words used in the singular or plural shall include the other.

11.7 Headings. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms of the Plan.

11.8 Other Compensation Plans. The adoption of the Plan shall not affect any other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive compensation arrangements.

11.9 Other Awards. The grant of an Award shall not confer upon a Holder the right to receive any future or other Awards under the Plan, or the right to receive future Awards upon the same terms or conditions as previously granted.

11.10 Governing Law. The provisions of the Plan shall be construed, administered and governed under the laws of the State of Texas.